                                                                   EXHIBIT 10.23

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                         1993 DIRECTOR STOCK OPTION PLAN


                  1. Purposes of Plan. The purposes of this Plan, which shall be known as the Electronic Retailing Systems International, Inc. 1993 Director Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for members of the Board of Directors of Electronic Retailing Systems International, Inc. (the "Company") by encouraging their ownership of the common stock, $.01 par value (the "Common Stock"), of the Company, and (ii) to aid the Company in retaining such directors, upon whose efforts the Company's success and future growth depends, and attracting other such directors.

                  2. Administration. The Plan shall be administered by the Director Stock Option Committee (the "Committee") of the Board of Directors, as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the directors to whom options are to be granted, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable, and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

                  The Committee shall be appointed from time to time by the Board of Directors and shall consist of not less than two of its members. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

                  3. Stock Available for Options. There shall be available for options under the Plan a total of 150,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

                  4. Eligibility. Options under the Plan may be granted to directors of the Company (including officers, key employees and consultants of the Company). Options may be granted to such directors whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting directors for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the director's present and potential contributions to the success of the Company.

                  5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                           (a) Option Price. The price at which each share of
Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the par value per share of Common Stock. The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

                           (b) Option Period. The period for exercise of an
option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, become vested and be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                           (c) Exercise of Options. In order to exercise an
option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common

Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than 1,000 shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                           (d) Effect of Termination of Service. An option may
not be exercised after the Optionee has ceased to be in the service of the Company or any parent or subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended [the "Code"], and referred to herein as "Parent" or "Subsidiary", respectively), whether as a director of the Company or an employee or consultant of the Company or any Parent or Subsidiary thereof, except in the following circumstances:

                           (i) if, subsequent to any vesting date specified in
                  the option: (x) the Optionee's service as a director is terminated for reasons other than "cause" (as hereinafter defined), or by the Optionee (unless the Company or any Parent or Subsidiary thereof shall have grounds to terminate his service for "cause") and (y) the Optionee is not an employee or consultant of the Company or any Parent or Subsidiary thereof; or his employment is terminated for reasons other than "cause", or by the Optionee (unless his employer shall have grounds to terminate his services for "cause"); the option may be exercised by the Optionee, within the period specified in the terms of the option after the last such termination;

                           (ii) in the event of the death of the Optionee after
                  termination of service and/or employment covered by

                  (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period specified in the terms of the option to exercise such option;

                           (iii) in the event of the death of the Optionee while
                  serving as a director or employee, the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period specified in the terms of the option to exercise such option.

                  For purposes of this Section 5(d), service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment, and the period of such service shall be considered the period of employment; provided, however, that incentive stock options may be granted under the Plan only to a director who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent. For purposes hereof "cause" means (i) an Optionee's conviction of a felony involving moral turpitude with respect to the business of the Company or any Parent or Subsidiary thereof,
(ii) an Optionee's engaging in conduct which constitutes willful neglect or willful misconduct in connection with the performance of his duties, (iii) an Optionee's engaging in conduct which violates the terms or conditions of his option grant, or (iv) during any period in which the optionee is not a director of the Company or any Parent or Subsidiary thereof, his willful violation of directions of the Board or the Chief Executive Officer of the Company or any Parent or Subsidiary thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the service of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his service.

                           (e) Nontransferability of Options. During the
lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution.

                           (f) Adjustments for Change in Stock Subject to Plan
and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                           (g) Acceleration of Exercisability of Options Upon
Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan shall, at the election of the Committee, become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (1) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) and (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b), 5(d) and 6.

                           (h) Registration, Listing and Qualification Shares of
Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                           (i) Other Terms and Conditions. The Committee may
impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  6. Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code), under the Plan to directors provided, however, that: (a) no such incentive stock option shall be issued to a director of the Company who is not also an employee or officer of the Company; (b) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant; (c) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (d) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and (ii) the option is not exercisable after five years from the date such option is granted; and (e) Section 5(d) hereof shall not (except for the definition of "cause") apply to any incentive stock option; and (f) no such incentive stock option may be exercised after the Optionee has ceased to be in the employ of the Company or any Parent or Subsidiary, except (i) if the Optionee's employment is terminated by action of his employer for reasons other than "cause", or by reason of disability or retirement under any retirement plan maintained by the Company or any Parent or Subsidiary thereof, the incentive stock option may be exercised by the Optionee within 30 days after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates, and (ii) in the event of the death of the Optionee while employed, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise any incentive stock options which were exercisable by the Optionee at the time of his death.

                  7. Withholding Tax. Upon the exercise of an option granted pursuant to the Plan, or the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                  8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2003; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stock-holders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                  9. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.